Third Quarter 2009 Earnings Call

Supplemental Slides
Exhibit 99.2

The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current views with respect to future events and financial performance.
These estimates, projections and other forward-looking information are based on assumptions that
HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-K for the fiscal year ended December 31, 2008, the Form 10-Q for quarters ended March 31, 2009, June 30,
2009, and September 30, 2009, when filed, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. A schedule is attached that reconciles the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United
States. Our Form 8-K, dated November 3, 2009, to which the following supplemental slides are attached as Exhibit 99.2, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Highlights	4
Revenues	5
Expenses	6
Adjusted Consolidated EBITDA	7 - 8
Adjusted Income per Share	9 - 10
Free Cash Flow	11
Debt Reduction	12
Liquidity	13
2009 Guidance	14 -15
Business Outlook	16
Appendix	17
Operational Excellence	18 -19
Disciplined Growth	20
Denovo	21
Revenue (YTD)	22
Expense (YTD)	23
Revenues (Sequential)	24
Expenses (Sequential)	25
Operational and Labor Metrics	26
Payment Sources	27
Debt Maturities	28
Interest Rate Swaps	29
Debt Schedule	30
Non-Operating Cash/Tax Position	31
Outstanding Share Summary	32
US GAAP Reconciliations	33 - 36

HEALTHSOUTH

Table of Contents

Highlights (Q3 2009)
 ✓ Achieved 5.3% quarter-over-quarter discharge growth.
 – Same store discharge growth was 5.3%.
 ✓ Revenue growth of 3.8%.
 – Driven by higher discharge volume which more than offset lower outpatient revenue.
 ✓ High-quality, cost-effective, patient care.
 – Driven by effective management of hospital expenses and improved labor productivity.
 ✓ Amended and extended a portion of the term loan up to 2.5 years to September
 2015.
 ✓ Increased cash on the balance sheet by $68 million during the quarter.
 ✓ Leverage ratio reduced to 4.5x(1) from 5.3x at year end.
 – Beat previous goal of 4.5x by year-end 2010.
 ✓ Distributed the securities litigation shares and warrants.
(1) Based on trailing four quarter Adjusted Consolidated EBITDA of $376.6 million; reconciliation to GAAP provided on slides 33 through 36.

(Millions)	3rd. Qtr. 2009	3rd. Qtr. 2008	Favorable (Unfavorable) Change
Inpatient	$ 431.3	$ 411.5	4.8%
Outpatient and other	41.4	44.0	(5.9%)
Consolidated net operating	$ 472.7	$ 455.5	3.8%
(Actual Amounts)			
Discharges	28,241	26,827	5.3%
Net patient revenue / discharge	$ 15,272	$ 15,339	(0.4%)

HEALTHSOUTH

Revenues (Q3 2009 vs. Q3 2008)
• Inpatient revenue growth was driven by strong discharge volumes.
 – Volume growth was driven by the sustained sales and marketing effort.
 – Same store discharge growth was 5.3%.
 – Pricing essentially flat for the quarter. Q3 2009 marks the end of the Medicare pricing roll-
 back.
• Outpatient revenue declined as a result of 11 fewer outpatient satellites quarter over quarter.

Expenses (Q3 2009 vs. Q3 2008)

(Millions)	3rd Qtr. 2009	3rd Qtr. 2008	Favorable/ (Unfavorable) Change
Salaries and benefits	$ 235.4	$ 236.3	0.4%
Percent of net operating revenues	49.8%	51.9%	210bps
EPOB (employees per occupied bed)	3.58	3.69	3.0%
Hospital-related expenses (other operating, supplies, occupancy, bad debts)	$ 114.2	$ 114.0	(0.2%)
Percent of net operating revenues	24.2%	25.0%	80bps
General and administrative (excludes 123(R) compensation)	$ 22.6	$ 23.0	1.7%
Percent of net operating revenues	4.8%	5.0%	20bps

HEALTHSOUTH

• Continued improvement on labor productivity demonstrated by lower EPOB.
• Hospital-related expenses:
 – Despite increased volume, hospital expenses remained essentially flat producing strong operating leverage.
 – Increased provision for doubtful accounts to reflect aging of pending Medicare appeals.

3rd Qtr. 2009	3rd Qtr. 2008	Change $	Change %
$ 96.4	$ 79.4	$ 17.0	21.4%

HEALTHSOUTH

Adjusted Consolidated EBITDA (1) (3Q 2009)
(Millions)
(1) Reconciliation to GAAP provided on slides 33 through 36.
• Improvements driven by:
 – Increased volumes
 – Improved labor productivity
 – Disciplined expense management

9 Months 2009	9 Months 2008	Change $	Change %
$ 289.1	$ 254.2	$ 34.9	13.7%

HEALTHSOUTH

Adjusted Consolidated EBITDA (1) (9 months)
(Millions)
(1) Reconciliation to GAAP provided on slides 33 through 36.
• Improvements driven by:
 – Increased volumes
 – Improved labor productivity
 – Disciplined expense management
• Improvements offset by:
 – Increased provision for doubtful accounts to reflect aging of pending Medicare appeals.
• Strong volume growth YTD helped offset the Medicare price roll-back.
 – Medicare market basket update: $7-8 million benefit in Q108.

(Millions, except per share data)	3rd Qtr. 2009		3rd Qtr. 2008		Change $		Change %
Income from continuing operations attributable to HealthSouth	$	22.2 [1]	$	9.8 [1]	$	12.4	126.5%
Adjusted income from continuing operations [2]	$	39.1	$	15.1	$	24.0	158.9%
	Per Share				Per Share		
Adjusted income from continuing operations per diluted share [2]	$	0.38	$	0.15	$	0.23	153.3%

HEALTHSOUTH

Adjusted Income per Diluted Share (3Q 2009)
(1) Includes a charge of $8.5 million and $17.1 million, respectively, for government, class action, and related settlements expense primarily reflecting the change in value of our common stock.
(2) Reconciliation to GAAP provided on slides 33 through 36.
• Major drivers were:
 – Increased Adjusted Consolidated EBITDA
 – Lower floating-rate interest expense (results in higher cash payments on swap)
 – Lower interest expense as a result of lower debt balances
• Increase in income was offset by:
 – Increased provision for doubtful accounts to reflect aging of pending Medicare appeals.

Adjusted Income per Diluted Share (9 Months)

(Millions, except per share data)	9 Months 2009	9 Months 2008	Change $	Change %
Income from continuing operations attributable to HealthSouth	$ 63.5 [1]	$ 62.7 [1]	$ 0.8	1.3%
Adjusted income from continuing operations [2]	$ 118.7	$ 48.2	$ 70.5	146.3%
	Per Share		Per Share	
Adjusted income from continuing operations per diluted share [2]	$ 1.17	$ 0.51	$ 0.66	129.4%

HEALTHSOUTH

(1) Includes a charge of $41.3 million and a gain of $27.9 million, respectively, for government, class action, and related settlements expense primarily reflecting the change in value of our common stock.
(2) Reconciliation to GAAP provided on slides 33 through 36.
• Major drivers were:
 – Increased Adjusted Consolidated EBITDA
 – Lower floating-rate interest expense (results in higher cash payments on swap)
 – Lower interest expense as a result of lower debt balances.

(Millions)	3 Months Ended Sept. 30, 2009	3 Months Ended Sept. 30, 2008	9 Months Ended Sept. 30, 2009	9 Months Ended Sept. 30, 2008
Net cash provided by operating activities	$ 132.9	$ 82.3	$ 362.1	$ 149.3
Impact of discontinued operations	2.6	(4.9)	9.6	1.6
Net cash provided by operating activities of continuing operations	135.5	77.4	371.7	150.9
Incremental income tax expense	(3.0)	(1.3)	(4.7)	(3.1)
Capital expenditures for maintenance [1]	(9.5)	(8.1)	(24.5)	(25.2)
Net settlements on interest rate swaps	(11.2)	(7.3)	(30.3)	(13.9)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(19.5)	(19.5)
Distributions paid to noncontrolling interests of consolidated affiliates	(7.0)	(9.8)	(22.8)	(26.3)
Non-recurring items:				
UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys	-	-	(73.8)	-
Income tax refunds	(5.5)	(8.8)	(59.5)	(27.8)
Cash paid for professional fees - accounting, tax, and legal	3.5	4.0	11.5	12.9
Cash paid for government, class action, and related settlements	2.3	-	11.0	7.4
Adjusted free cash flow	**$ 98.6** [2]	**$ 39.6**	**$ 159.1** [2]	**$ 55.4**

HEALTHSOUTH

Free Cash Flow
(1) Includes capital expenditures for the hospital refresh program.
(2) Benefited by approximately $19 million for the seasonal effect on working capital related to the interest payment accrual.

Debt Outstanding (1)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.40
$2.04
$1.81
$1.70
YE06
YE07
YE08
Sep-09

HEALTHSOUTH

• No near-term refinancing
 – Revolver = 2012
 – Term Loan = 2013 & 2014
 – Bonds = 2014 & 2016
• Previous goal of 4.5x by year-end
 2010, achieved in Q3 2009.
• Future deleveraging
 – Excess cash from operations
 – Derivative proceeds
 ➢ E&Y arbitration
(1) October 2009, amendment to the credit agreement increases debt repayment flexibility of non-term loan balances.
(2) Based on four quarter trailing Adjusted Consolidated EBITDA of $376.6 million; see related debt schedule on slide 30, and reconciliation to
 GAAP on slides 33 through 36.
 Debt to EBITDA 6.3x 6.3x 5.3x 4.5x(2)
($ Billions)
Year-End 2012 Goal: 3.5x to 4.0x
Debt Reduction

September 30, 2009	December 31, 2008
Cash		
Available	$ 117.3	$ 32.2
Revolver		
Total line	$ 400.0	$ 400.0
Less:		
– Draws	-	(40.0)
– Letters of credit	-	(52.7)
Available	$ 400.0	$ 307.3
Total Liquidity (available cash and revolver)	$ 517.3	$ 339.5

HEALTHSOUTH

Liquidity
(Millions)

Feb. 23, 2009 Original	Aug. 5, 2009 Update	Nov. 5, 2009 Revised
$342 to $352 Million	$354 to $362 Million	$375 to $380 Million

HEALTHSOUTH

2009 Guidance - Adjusted Consolidated EBITDA
(1)
(1) Reconciliation to GAAP provided on slides 33 through 36.
Key Drivers:
 ✓ Sustainable discharge growth
 ✓ High-quality, cost-effective patient care
 ✓ Market basket update in Q4 2009.

Feb. 23, 2009 Original	Aug. 5, 2009 Update	Nov. 5, 2009 Revised
$0.85 to $0.90 Per Share	$1.15 to $1.25 Per Share	$1.45 to $1.50 Per Share

HEALTHSOUTH

2009 Guidance - Adjusted Earnings per Diluted Share
(1)
(1) Adjusted income from continuing operations per diluted share.
Key Drivers:
 ✓ Increased Adjusted Consolidated EBITDA
 ✓ Deleveraging
 ✓ Lower floating-rate interest expense (results in higher cash payment on the swap)
 ✓ Market basket update in Q4 2009.

Near - Term	Longer - Term
Discharge Growth	Despite difficult comps, expect 4+% growth for 2H09.	4+% average annual growth sustainable.
Pricing	CMS market basket price increase October 1, 2009, of 2.5%.	Healthcare reform will probably reduce annual market basket updates.
Expense Management	October 1, 2009, average merit increases of approximately 2.3%.	Retention and productivity will remain a priority. Market adjustments may be needed.
Healthcare Reform	No resolution apparent.	Many issues being discussed: (1) Reducing market basket updates. (2) Bundling acute and post-acute at some point in future.
EBITDA		5 - 8% annual Adjusted Consolidated EBITDA growth.[1]
EPS		15 - 20% annual adjusted EPS growth.[1] [2]

HEALTHSOUTH

Business Outlook

(1) For reconciliation to GAAP, see slides 33 - 36. These ranges are based on current assumptions of external drivers (e.g., healthcare reform, interest rates) and are subject to change.
(2) Based on adjusted income from continuing operations per diluted share.

Appendix

30
28
26
24
22
20
18
16
14
29.5
26.2
HealthSouth Average
National Average*

2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.54
2.26
HealthSouth Average
Benchmark **

HEALTHSOUTH

FIM Gain
LOS Efficiency
LOS Efficiency = Functional gain
divided by length of stay
Source: UDSmr Database - On Demand
Reports 2008 Year End Report
FIM Gain = Change in Functional
Independent Measurement (based on
an 18 point assessment) from
Admission to Discharge
** Benchmark = Expected, Risk Adjusted LOS Efficiency
Operational Excellence = “High-Quality” Care
 *Benchmark = Expected Risk Adjusted FIM Change Avg.

Operational Excellence = “Cost-Effective” Care
CMS Fiscal Year 2010 IRF Rate Setting File Analysis (1)
	Freestanding (2)	Units (2)	Total	HealthSouth
				Hospitals (2)
Number of IRFs	228	953	1,181	94
Average # of Discharges per IRF	649	237	316	822
Outlier Payments as % of Total Payments	1.32%	4.08%	3.00%	0.43%
Average Estimated Total Payment per Discharge for FY 2010	$16,452	$16,741	$16,626	$15,996
Average Estimated Cost per Discharge for FY 2010	$14,021	$17,207	$15,945	$12,633
Notes:
(1) All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2010 IRF rate setting final rule file found at http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by
 CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes.
 Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.
(2) The CMS file contains data for each of the 1,181 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2010 Final IRF-
 PPS Rule. Most of the data represents historical information from the CMS fiscal year 2008 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth. HealthSouth is a
 subset of Freestanding and the Total.

Location	Announced	Installed Beds	Operational Date
Mesa, AZ	Oct-08	40 Beds	Q409 (1)
Loudoun County, VA	Aug-08	40 Beds	Q210
Marion County, FL	Aug-08	40 Beds	Q310 (2)
Bristol, VA	Sep-09	25 Beds	Q310

HEALTHSOUTH

Disciplined Growth
(1) All surveys complete, awaiting final CMS approval.
(2) CON is being appealed; operational date may change.
Bed expansions:
 • Approximately 100 beds being added in 2009 and a similar amount in 2010.
 • Average investment per bed:
 – Internal renovation = $15 - 45K
 – New construction = $100 - 250K
New hospitals:
• Cash pay-back: 2 - 3 years

Build and Fund			Leased Real Estate		
	Revenue	EBITDA	% [1]	Revenue	EBITDA	% [1]
Year 1	$ 8,500	$ 1,275	15%	$ 8,500	$ 150	2%
Year 2	10,500	2,500	24%	10,500	1,300	12%
Run-Rate	11,500	2,900	25%	11,500	1,575	14%

	Build and Fund	Leased Real Estate
Cash Investment	$15,000 – $17,000	$3,000 – $4,000

Internal Rate of Return [2] 14%–18+%

HEALTHSOUTH

De novo: 40-Bed Proforma Example
(1) Does not include estimated corporate overhead of ~4.75% of net operating revenues.
(2) Assumes state income taxes only for first five years, then federal and state income taxes.
 De novo’s attractive for future growth.
 We evaluate based on commitment (cash or leased).

(Millions)	9 Months 2009	9 Months 2008	Favorable (Unfavorable) Change
Inpatient	$ 1,303.4	$ 1,241.1	5.0%
Outpatient and other	128.1	135.2	(5.3%)
Consolidated net operating	$ 1,431.5	$ 1,376.3	4.0%
(Actual Amounts)			
Discharges	84,542	80,126	5.5%
Net patient revenue / discharge	$ 15,417	$ 15,489	(0.5%)

HEALTHSOUTH

Revenue (9 months)

(Millions, except percent)		9 Months 2009		9 Months 2008	Favorable/ (Unfavorable) Change
Salaries and benefits	$	709.2	$	700.8	(1.2%)
Percent of net operating revenues		49.5%		50.9%	140bps
EPOB (employees per occupied bed)		3.52		3.62	2.8%
Hospital related expenses	$	346.9	$	339.4	(2.2%)
(other operating, supplies, occupancy, bad debts)					
Percent of net operating revenues		24.2%		24.7%	50bps
General and administrative	$	66.5	$	70.3	5.4%
(excludes 123(R) compensation)					
Percent of net operating revenues		4.6%		5.1%	50 bps

HEALTHSOUTH

Expenses (9 months)

(Millions, except percent)		3rd Qtr. 2009		2nd Qtr. 2009	Favorable (Unfavorable) Change
Inpatient	$	431.3	$	439.0	(1.8%)
Outpatient and other		41.4		44.7	(7.4%)
Consolidated net operating	$	472.7	$	483.7	(2.3%)
(Actual Amounts)					
Discharges		28,241		28,494	(0.9%)
Net patient revenue / discharge	$	15,272	$	15,407	(0.9%)

HEALTHSOUTH

Revenues (Sequential)

(Millions, except percent)	3rd Qtr. 2009	2nd Qtr. 2009	Favorable (Unfavorable Change
Salaries and benefits	$ 235.4	$ 239.1	1.5%
Percent of net operating revenues	49.8%	49.4%	(40) bps
EPOB (employees per occupied bed)	3.58	3.52	(1.7%)
Hospital related expenses	$ 114.2	$ 118.1	3.3%
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	24.2%	24.4%	20 bps
General and administrative	$ 22.6	$ 22.0	(2.7%)
(excludes 123(R) compensation)			
Percent of net operating revenues	4.8%	4.5%	(30) bps

HEALTHSOUTH

Expenses (Sequential)

Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	9 Months 2009	2008
					(In Millions)				
Net patient revenue-inpatient	431.3	$ 439.0	433.1	418.4	411.5	$ 410.4	419.1	$ 1,303.4	$ 1,659.5
Net patient revenue-outpatient and other revenues	41.4	44.7	42.0	44.6	44.0	46.2	45.1	128.1	$ 179.8
Net operating revenues[1]	472.7	$ 483.7	$ 475.1	$ 463.0	$ 455.5	$ 456.6	$ 464.2	$ 1,431.5	$ 1,829.3
					(Actual Amounts)				
Discharges [2]	28,241	28,494	27,807	27,654	26,827	26,990	26,309	84,542	107,780
Outpatient visits[1]	283,229	293,264	285,101	292,081	310,279	319,728	306,145	861,594	1,228,233
Average length of stay	14.3	14.4	14.6	14.3	14.7	14.7	15.2	14.4	14.7
Occupancy %	66.5%	68.8%	69.4%	65.7%	65.6%	66.9%	67.0%	67.8%	66.3%
# of licensed beds	6,587	6,534	6,523	6,543	6,556	6,521	6,565	6,587	6,543
Occupied beds	4,380	4,495	4,527	4,299	4,301	4,363	4,399	4,466	4,338
Full-time equivalents (FTEs) [3]	15,622	15,688	15,566	15,550	15,744	15,706	15,319	15,625	15,580
Contract labor	60	120	144	119	138	218	202	108	170
Total FTE and contract labor	15,682	15,808	15,710	15,669	15,882	15,924	15,521	15,733	15,750
EPOB [4]	3.58	3.52	3.47	3.64	3.69	3.65	3.53	3.52	3.63

HEALTHSOUTH

Operational and Labor Metrics
(1) Numbers have been reclassified to reflect current continuing operations.
(2) Represents discharges from HealthSouth’s 91 consolidated hospitals, which includes Mesa, Arizona starting in Q3 2009.
(3) Excludes approx. 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s condensed consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,	
	2009	2008	2009	2008
Medicare	67.6%	66.2%	67.5%	67.1%
Medicaid	2.1%	2.2%	2.2%	2.2%
Workers' compensation	1.7%	2.2%	1.7%	2.2%
Managed care and other discount plans (1)	23.4%	23.0%	23.2%	22.3%
Other third-party payors	2.5%	3.8%	2.8%	3.6%
Patients	1.4%	1.1%	1.2%	1.0%
Other income	1.3%	1.5%	1.4%	1.6%
Total	100.0%	100.0%	100.0%	100.0%

HEALTHSOUTH

Payment Sources
(1) Managed Medicare revenues represent ~ 8% of total revenues and are included in “Managed care and other discount plans.”

$6.2
$24.9
$24.2
$23.6
$440.5
$559.9
2009
2010
2011
2012
2013
2014
Thereafter

HEALTHSOUTH

Debt Maturities
(Millions)
$400.0
Current undrawn revolver
matures in 2012.
• Minimal amortization and no near-term financing risk.
• As of Sept. 30, 2009, we were in compliance with the covenants under our Credit Agreement.
$623.3
Term loan extendable to Sept. 2015
contingent on the floating rates notes
being refinanced prior to March 2014.

Floating Rate Debt Balances	Sept. 30, 2009	Floating Interest Rate
Advances under $400 million revolving credit facility	$ -	Libor plus 325
Term Loan facility due 2013 / 2014 (1)	753.2	Libor plus 225 / 375 (1)
Floating Rate Senior Notes due 2014	329.6	6 month Libor
Total	$ 1,082.8	

Swap Settlement	Sept. 2009	March 2010	March 2011
Net notional amount of interest rate swaps (2)	$ 956.0	$ 884.0	$ -
Received 3 month Libor and pay 5.22% fixed			
Notional amount of the interest rate swap			100.0 (3)
Receive 3 month Libor and pay 2.6% fixed			
Notional amount of the interest rate swap			100.0 (3)
Receive 3 month Libor and pay 2.9% fixed			

HEALTHSOUTH

Interest Rate Swaps
(Millions)
(1)  In October 2009, the credit agreement was amended. The maturity for $300 million of the term-loan was extended to 2014, and is extendable to September 2015, contingent on the floating rate note being refinanced prior to March 2014. The extended portion of the term loan will bear an interest rate of Libor plus 375.
(2) In June 2009, we entered into a received-fixed rate swap as a mirror offset to $100.0 million of the $1,056 million interest rate swap.
(3) Forward-starting interest rate swaps (designated as cash flow hedges).

Debt Balances		
	Sept. 30, 2009	December 31, 2008	Q309 YTD Debt Reduction [2]
Advances under $400 million revolving credit facility, March 2012	$ -	$ 40.0	$ (40.0)
Term loan facility - March 2013, 2014 [1]	753.2	783.6	(30.4)
Bonds Payable:			
8.375% Senior Notes due 2011	0.3	0.3	-
7.625% Senior Notes due 2012	1.5	1.5	-
Floating Rate Senior Notes due 2014 (6 month Libor plus 600)	329.6	366.0	(36.4)
10.75% Senior Notes due 2016	494.7	494.3	0.4
Other notes payable at interest rates from 8.1% to 12.9%	12.5	12.8	(0.3)
Capital lease obligations	104.9	114.7	(9.8)
Total	$ 1,696.7	$ 1,813.2	$ (116.5)
Year-to-date debt reduction [2]	**$ (116.5)**		

HEALTHSOUTH

Debt Schedule
(Millions)
(1) October 2009, amendment to the credit agreement increases debt repayment flexibility of non-term loan balances.
(2) The Company had $117.3 million in cash and cash equivalents as of September 30, 2009.

Non-Operating Cash/Tax Position
Cash Refunds as of Sept. 30, 2009
• Federal tax recoveries virtually complete.
 – Approx. $43 million received.
• State tax refunds in progress.
 – Approx. $17 million received.
 – Approx. $9 million net receivable on
  the balance sheet.
Future Cash Tax Payments
• Expect to pay about $5-7 million per year of
 income tax.
 – State income tax.
 – Alternative Minimum Tax (AMT).
• With over $2.5 billion in NOLs and tax
 deductions, we do not expect to pay significant
 federal income taxes for approximately the next
 10-12 years.
 – At this time, we do not believe the use
  of NOLs will be limited before they
  expire, however, no assurances can
  be provided.
• HealthSouth is not currently subject to an
 annual use limitation (AUL) under the Internal
 Revenue Code section 382.
• If we experienced a “change of ownership” as
 defined by the Internal Revenue Code section
 382, we would be subject to an AUL, which is
 equal to the value of the company at the time of
 the “change of ownership” multiplied by the long
 -term tax exempt rate.
GAAP Considerations
• HealthSouth’s balance sheet currently reflects
 a valuation allowance for the potential value
 of NOLs and future deductions. The valuation
 allowance is approximately $1.0 billion.

• GAAP tax rate will net to small amount for
 foreseeable future as there will be a reduction
 in the valuation allowance when NOLs are
 utilized.

3rd Qtr. [1] 2009	3rd Qtr. 2008	9 Months 2009	9 Months 2008	Year - End [1] 2008
	Weighted Average for the Period				
Basic Shares outstanding [2] [3]	87.6	87.4	87.6	81.6	83.0
Diluted Shares outstanding [2] [3] [4]	102.2	101.0	101.6	95.1	96.4

	End of Period				
	Sept. 30 2009	Sept. 30 2008			Dec. 31 2008
Basic Shares outstanding [2] [3]	92.6	87.4			87.4
Diluted Shares outstanding [2] [3] [4]	107.2	101.0			100.8

HEALTHSOUTH

Outstanding Share Summary
(Millions)
Notes:
(1) Completed an equity offering for 8.8 million shares on June 27, 2008.
(2) Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(3) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares. The warrants at a strike price of $41.40 were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(4) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

(In Millions, Except Per Share Data)	Three Months Ended September 30, 2009		Three Months Ended September 30, 2008		Nine Months Ended September 30, 2009		Nine Months Ended September 30, 2008	
		Per Share[2]		Per Share[2]		Per Share[2]		Per Share[2]
Net income	$ 24.8	$ 0.28	$ 12.8	$ 0.15	$ 81.9	$ 0.93	$ 91.6	$ 1.12
Loss (income) from discontinued operations, net of tax, attributable to HealthSouth	5.4	0.06	3.2	0.04	7.3	0.08	(7.8)	(0.10)
Net income attributable to noncontrolling interests	(8.0)	(0.09)	(6.2)	(0.07)	(25.7)	(0.29)	(21.1)	(0.26)
Income from continuing operations attributable to HealthSouth	22.2	0.25	9.8	0.11	63.5	0.72	62.7	0.77
Government, class action, and related settlements	8.5	0.10	17.1	0.20	41.3	0.47	(27.9)	(0.34)
Professional fees - accounting, tax, and legal	3.5	0.04	4.0	0.05	5.0	0.06	12.9	0.16
Gain on early extinguishment of debt	-	-	-	-	(3.1)	(0.04)	-	-
Loss on interest rate swaps	7.9	0.09	8.0	0.09	16.7	0.19	16.1	0.20
Accelerated depreciation of corporate campus	-	-	-	-	-	-	10.0	0.12
Provision for income tax benefit	(1.7)	(0.02)	(22.5)	(0.26)	(0.8)	(0.01)	(21.7)	(0.27)
Estimated income tax expense	(1.3)	(0.01)	(1.3)	(0.01)	(3.9)	(0.04)	(3.9)	(0.05)
Adjusted income from continuing operations[1][3]	39.1	0.45	15.1	0.17	118.7	1.36	48.2	0.59
Adjustment for dilution[2]		(0.07)		(0.02)		(0.19)		(0.08)
Adjusted income from continuing operations per diluted share[2][3]		$ 0.38		$ 0.15		$ 1.17		$ 0.51
Estimated income tax expense	1.3		1.3		3.9		3.9	
Interest expense and amortization of debt discounts and fees	29.5		40.3		95.0		131.1	
Depreciation and amortization	18.1		17.9		53.4		55.3	
	88.0		74.6		271.0		238.5	
Other adjustments per our Credit Agreement:								
Impairment charges, including investments	4.3		-		5.2		0.6	
Net noncash loss on disposal of assets	0.7		0.2		3.0		0.8	
Loss on early extinguishment of debt	-		2.1		-		5.8	
Compensation expense under FASB Statement No. 123(R)	3.4		2.5		9.9		8.5	
Adjusted Consolidated EBITDA[1][3][4]	$ 96.4		$ 79.4		$ 289.1		$ 254.2	
Basic weighted average common shares outstanding		87.6		87.4		87.6		81.6
Diluted weighted average common shares		102.2		101.0		101.6		95.1

HEALTHSOUTH

Three & Nine Months Reconciliation of Net Income to Adjusted Income from
Continuing Operations and Adjusted Consolidated EBITDA (1) (3)
(1) (2) (3) (4) - Notes on page 36.

(In Millions, Except Per Share Data)	Year Ended December 31, 2008	Per Share[2]
Net income	$ 281.8	$ 3.40
Income from discontinued operations, net of tax, attributable to HealthSouth	(16.9)	(0.20)
Net income attributable to noncontrolling interests	(29.4)	(0.35)
Income from continuing operations attributable to HealthSouth	235.5	2.84
Gain on UBS Settlement	(121.3)	(1.46)
Government, class action, and related settlements	(67.2)	(0.81)
Professional fees - accounting, tax, and legal	44.4	0.53
Loss on interest rate swap	55.7	0.67
Accelerated depreciation of corporate campus	10.0	0.12
Interest associated with UBS Settlement	(9.4)	(0.11)
Provision for income tax benefit	(70.1)	(0.84)
Estimated income tax expense	(5.0)	(0.06)
Adjusted income from continuing operations[1][3]	72.6	0.87
Adjustment for dilution[2]		(0.12)
Adjusted income from continuing operations per diluted share[2][3]		$ 0.75
Estimated income tax expense	5.0	
Interest expense and amortization of debt discounts and fees, excluding interest associated with the UBS Settlement	168.9	
Depreciation and amortization, excluding accelerated depreciation of corporate campus	73.2	
	319.7	
Other adjustments per our Credit Agreement:		
Impairment charges, including investments	2.4	
Net noncash loss on disposal of assets	2.0	
Loss on early extinguishment of debt	5.9	
Compensation expense under FASB Statement No. 123(R)	11.7	
Adjusted Consolidated EBITDA[1][3][4]	$ 341.7	
Weighted average common shares outstanding:		
Basic		83.0
Diluted		96.4

HEALTHSOUTH

2008 Year-End Reconciliation of Net Income to Adjusted Income from
Continuing Operations and Adjusted Consolidated EBITDA (1) (3)
(1) (2) (3) (4) - Notes on page 36.

Nine Months Ended September 30,			
	2009		2008	
Adjusted Consolidated EBITDA	**$**	**289.1**	**$**	**254.2**
Provision for doubtful accounts		25.5		20.5
Professional fees—accounting, tax, and legal		(5.0)		(12.9)
Interest expense and amortization of debt discounts and fees		(95.0)		(131.1)
UBS Settlement proceeds, gross		100.0		-
Equity in net income of nonconsolidated affiliates		(2.8)		(7.8)
Net income attributable to noncontrolling interests		25.7		21.1
Amortization of debt discounts and fees		4.8		4.9
Distributions from consolidated affiliates		6.5		7.6
Current portion of income tax benefit		(1.0)		23.7
Change in assets and liabilities		35.9		(22.5)
Change in government, class action, and related settlements		(11.0)		(7.4)
Other operating cash used in discontinued operations		(9.5)		(1.6)
Other		(1.1)		0.6
Net cash provided by operating activities	**$**	**362.1**	**$**	**149.3**

HEALTHSOUTH

YTD Reconciliation of Adjusted Consolidated EBITDA (1) to Net Cash Provided
by Operating Activities
(1) - Notes on page 36.

Reconciliation Notes
1. Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. The Company’s leverage ratio (Total Consolidated Debt to Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
 Consolidated EBITDA and leverage ratio as liquidity measures on an ongoing basis.
 These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted
 Consolidated EBITDA are two components of our guidance.
4. The Company’s Credit Agreement allows certain other items to be added to arrive at
 Adjusted Consolidated EBITDA, and there may be certain other deductions required.